UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2023

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of Principal Executive Office) (Zip Code)

(832) 519-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Information

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 4, 2022 by Crestwood Midstream Partners LP, a Delaware limited partnership (“CMLP”) and wholly owned subsidiary of Crestwood Equity Partners LP (the “Partnership”), on February 1, 2022, the Partnership completed its acquisition of Oasis Midstream Partners LP, a Delaware limited partnership (the “OMP Merger”).

As previously reported in a Current Report on Form 8-K filed with the SEC on July 15, 2022 by CMLP, on July 11, 2022, (i) CMLP and Crestwood Sendero GP LLC, a Delaware limited liability company and wholly owned subsidiary of CMLP, completed their acquisition of Sendero Midstream Partners LP (the “Sendero Acquisition”); and (ii) the Partnership completed its acquisition of the remaining 50% interest in Crestwood Permian Basin Holdings LLC from FR XIII Crestwood Permian Basin Holdings LLC, a Delaware limited liability company (the “CPJV Acquisition” and together with the OMP Merger and the Sendero Acquisition, the “Transactions”).

CMLP previously filed certain historical and unaudited pro forma condensed consolidated combined financial information required under Regulation S-X with respect to the Transactions in a Current Report on Form 8-K/A filed with the SEC on September 2, 2022 (the “September 2022 Form 8-K”).

This Current Report on Form 8-K is being filed to provide updated unaudited pro forma condensed consolidated combined financial information of CMLP for the year ended December 31, 2022 (the “Updated Pro Forma Financial Information”). The Updated Pro Forma Financial Information updates and supplements the unaudited pro forma condensed consolidated combined financial information of CMLP and related disclosures contained in Exhibit 99.1 to the September 2022 Form 8-K. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the September 2022 Form 8-K, the information in this Current Report on Form 8-K shall supersede or supplement the information in the September 2022 Form 8-K.

The Updated Pro Forma Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that CMLP would have achieved had the Transactions occurred on January 1, 2022, and is not intended to project the future results of operations that CMLP may achieve as a result of the Transactions.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated combined financial information of CMLP for the year ended December 31, 2022 attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the Year Ended December 31, 2022; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated combined financial information of CMLP for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its General Partner

By:	/s/ Steven Dougherty
Steven Dougherty
Executive Vice President and Chief Accounting Officer

Dated: April 4, 2023

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